Exhibit 99.1

Corporate Presentation September 2006 CHENIERE ENERGY ,INC . *Corpus Christi LNG L.P. Cheniere 100% *Artist’s Rendition *Creole Trail LNG L.P. Cheniere 100% *Sabine Pass LNG L.P. Cheniere 100% *Freeport LNG L.P. Cheniere 30% Limited Partner

2 This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: ⑀⍽ statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all; ⑀⍽ statements that we expect to receive Draft Environmental Impact Statements or Final Environmental Impact Statements from the Federal Energy Regulatory Commission, or FERC, by certain dates, or at all, or that we expect to receive an order from FERC authorizing us to construct and operate proposed LNG receiving terminals by a certain date, or at all; ⑀⍽ statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification facilities worldwide regardless of the source of such information; ⑀⍽ statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level; ⑀⍽ statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor; ⑀⍽ statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from Targeted Long-Term Agreements described in this presentation; ⑀⍽ statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments; ⑀⍽ statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA’s”) Examples described in this presentation; ⑀⍽ statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections; ⑀⍽ statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from either of Cheniere Energy’s business groups; ⑀⍽ statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; ⑀⍽ statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals; ⑀⍽ statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives; and ⑀⍽ any other statements that relate to non-historical information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2005, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation. Safe Harbor Act

3 Freeport LNG, L.P. Cheniere Energy, Inc. 30% L.P. interest ⑀⍽ Land - 233 acres in Brazoria County, TX ⑀⍽ Berthing/Unloading - 2 docks - 78,000 cm to 250,000 cm LNGCs - 3 dedicated tugs ⑀⍽ Storage - 2 x 160,000 cm (6.7 Bcfe) ⑀⍽ Vaporization - 1.5 Bcf/d ⑀⍽ Project Status - 55% complete August 2006 Freeport LNG Construction Site 1.0 Bcf/d 0.5 Bcf/d Sold Terminal Use Agreement (TUA) Conoco Dow Capacity Freeport LNG L.P.

4 Sabine Pass LNG, L.P. Cheniere Energy 100% ⑀⍽ Land - 853 acres in Cameron Parish, LA ⑀⍽ Accessibility - Deepwater Ship Channel - Sabine River Channel dredged to 40 feet ⑀⍽ Proximity - 3.7 nautical miles from coast - 22.8 nautical miles from outer buoy ⑀⍽ Berthing/Unloading - 2 docks - 87,000 cm to 250,000 cm LNGCs - 4 dedicated tugs ⑀⍽ Storage - Phase I: 3 x 160,000 cm (10.1 Bcfe) - Phase II: 2 x 160,000 cm (6.7 Bcfe) ⑀⍽ Vaporization - Phase I: 2.6 Bcf/d - Phase II: 1.4 Bcf/d ⑀⍽ Potential Pipeline Access - Interstate Access to NE, MW, SE, & Mid-Atlantic markets - ~14 Bcf/d Within 150 Miles ⑀⍽ Regional Market - Strong Gas Demand - Port Arthur, Beaumont, Orange, Lake Charles ⑀⍽ Project Status - Phase I approximately 60% complete; operational Q1 08 - Phase II commenced Aug 2006; operational mid 09 Sabine Pass Construction Site 1.0 Bcf/d 1.0 Bcf/d Total, S.A. Chevron Capacity Sold - Terminal Use Agreement

5 Corpus Christi LNG, L.P. Cheniere Energy 100% ⑀⍽ Land - 212 acres in San Patricio County, TX - ~ 400 acres of permanent easement ⑀⍽ Accessibility - Deepwater Ship Channel - La Quinta Channel dredged to 45 feet ⑀⍽ Proximity - 14.3 nautical miles from coast - 16 nautical miles from outer buoy ⑀⍽ Berthing/Unloading - 2 docks - 87,000 cm to 250,000 cm LNGCs - 3 dedicated tugs ⑀⍽ Storage - 3 x 160,000cm (10.1 Bcfe) ⑀⍽ Vaporization - 2.6 Bcf/d ⑀⍽ Potential Pipeline Access - Interstate access to NE, MW, SE & Mexico markets - ~5 Bcf/d within 25 Miles ⑀⍽ Regional Market - Strong Gas Demand - Texas industrials & power generators ⑀⍽ Project Status - Site Preparation Underway $50 Million Corpus Christi Site Preparation

Creole Trail LNG, L.P.

Cheniere Energy 100%

- **Land**
  - 1463 Acres in Cameron Parish, LA
- **Accessibility - Deepwater Ship Channel**
  - Calcasieu Channel dredged to 40+ feet
- **Proximity**
  - 3.2 nautical miles from Coast
  - 30.9 nautical miles from outer buoy
- **Berthing/Unloading**
  - 2 docks
  - 87,000 cm to 250,000 cm LNGCs
  - 3 dedicated tugs
- **Storage**
  - 4 x 160,000 cm tanks (13.5 Bcfe)
- **Vaporization Capacity**
  - 3.3 Bcf/d
- **Potential Pipeline Access**
  - Interstate access to NE, MW, SE, & Mid-Atlantic markets
  - ~14 Bcf/d w/in 120 Miles
- **Regional Market - Strong Gas Demand**
  - Louisiana industrials & power generators
- **Project Status**
  - FERC permitted
  - Pending authorization to commence construction

Creole Trail Terminal
Artist's Rendition




Houston
New Orleans
Creole Trail
Gulf of Mexico

CHENIERE

6

7 Cheniere Energy Forecast Note: These revenue objectives reflect numerous assumptions. Please refer to the Safe Harbor Statement on page 2 of this presentation. $125 $125 1.0 Bcf/d 1.0 Bcf/d Sold - Terminal Use Agreement Total, S.A. Chevron $250 2.0 Bcf/d TUA potential marketing to third parties ? Revenue to Cheniere @ $0.32 MMBtu ($MM) 2.0 Bcf/d TUAs with Cheniere Marketing (Intercompany) - Index Purchase Agreements & Optimization Capacity Cheniere Energy - 100% $15 1.0 Bcf/d 0.5 Bcf/d Sold - Terminal Use Agreement (TUA) Conoco Dow Revenue to Cheniere Capacity Freeport LNG L.P. - 30%

Potential Value of Spare Capacity

9 2010 Global Liquefaction 40 30 20 10 0 (Bcf/d) 2005 2006 2007 2008 2009 2010 Source: Poten & Partners, EIA CAGR 2005 - 2010 Oil worldwide 2% Gas worldwide 3% LNG worldwide 13% LNG in N. America 33% Worldwide LNG trade Asia Pacific Europe North America 38 Bcf/d 38 Bcf/d

10 12 18 25 5 9.6 12 2 8.6 13 0 5 10 15 20 25 30 2005 2010 2015 Source: Poten & Partners 2006 LNG Trade (Bcf/d) Realignment of LNG Imports By Region (Bcf/d) Asia Pacific Europe North America Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin

11 Seasonal LNG Imports - 2010 15.2 15.7 17.3 0 5 10 15 20 Atlantic Basin Q2 Q3 Q4 Bcf/d Europe Asia North America 9.6 5.6 8.4 10.1 7.9 10.6 9.6 7.2 Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Q1 17.9 Source: Cheniere Research

12 Europe Total Imports 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 Total 2005 Total 2004 Total Total European Imports Source: Commercial Services 2006

13 Spain Imports Source: Commercial Services 2006 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 Total 2005 Total 2004 Total Terminal Capacity Terminal Capacity

14 France Imports Source: Commercial Services 2006 France Total Imports 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 Total 2005 Total 2004 Total Terminal Capacity Terminal Capacity

15 UK Imports Source: Commercial Services 2006 UK Isle of Grain Imports 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 Total 2005 Total Terminal Capacity Terminal Capacity N/A 2004

16 Henry Hub Index minus National Balancing Point Index ($6.00) ($5.00) ($4.00) ($3.00) ($2.00) ($1.00) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Mar-98 May-98 Jul-98 Sep-98 Nov-98 Jan-99 Mar-99 May-99 Jul-99 Sep-99 Nov-99 Jan-00 Mar-00 May-00 Jul-00 Sep-00 Nov-00 Jan-01 Mar-01 May-01 Jul-01 Sep-01 Nov-01 Jan-02 Mar-02 May-02 Jul-02 Sep-02 Nov-02 Jan-03 Mar-03 May-03 Jul-03 Sep-03 Nov-03 Jan-04 Mar-04 May-04 Jul-04 Sep-04 Nov-04 Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Henry Hub Premium (Discount) to NBP $/Mmbtu < Futures > US Premium to UK US Discount to UK NYMEX vs NBP Historical Data Futures as of 9/21/06

17 Cheniere Estimate July 2006 North America Regasification Capacity By 2010 Capacity Utilization: ~ 70% Likely Import Capacity: ~ 11 Bcf/d Capacity Utilization: ~ 70% Likely Import Capacity: ~ 11 Bcf/d Everett Everett Cove Point Cove Point Elba Island Elba Island Lake Charles Lake Charles Sabine Pass Sabine Pass Freeport Freeport Golden Pass Golden Pass Cameron Cameron Baja Baja Canaport Canaport Altamira 700 Baja - Q4 2008 1,000 Shell, Sempra Canaport - Q4 2008 1,000 Irving, Repsol Total 15,750 Golden Pass - Q1 2010 2,000 ExxonMobil Cameron - Q4 2008 1,500 Sempra, ENI Sabine Pass - Q1 2008 4,000 Total, Chevron, Cheniere Freeport - Q1 2008 1,500 ConocoPhillips, Dow Lake Charles - BG 1,800 Elba Island 800 BG, Marathon, Shell Cove Point 750 BP, Statoil, Shell Everett - Suez 700 Baseload Sendout (MMcf/d) Receiving Terminals Existing Under Construction Altamira Altamira

18 0.00 1.00 2.00 3.00 4.00 5.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 2005 2004 2003 Total U.S. Imports Source: Commercial Services 2006

19 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 2005 2004 Everett Imports Source: Commercial Services 2006 Terminal Capacity Terminal Capacity

20 0.00 0.20 0.40 0.60 0.80 1.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 2005 2004 Cove Point Imports Source: Commercial Services 2006 Terminal Capacity Terminal Capacity

21 0.00 0.20 0.40 0.60 0.80 1.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 2005 2004 Elba Island Imports Source: Commercial Services 2006 Terminal Capacity* Terminal Capacity* * Elba Island capacity increased from .4 Bcf/d to .8 Bcf/d in February 2006

22 0.00 0.50 1.00 1.50 2.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Bcf/d 2006 2005 2004 Lake Charles Imports Source: Commercial Services 2006 Terminal Capacity* Terminal Capacity* * Lake Charles capacity increased from 1.2 Bcf/d to 1.8 Bcf/d in July 2006

23 Niche Model vs. Merchant Model Case Study: BG 2006 Source: BG analyst presentation, Sept.11, 2006 ⑀⍽ Niche: Elba Island - ~ 400 MMcf/d - Consistent volumes throughout year ⑀⍽ Merchant: Lake Charles - Contracted Capacity: ~ 1.0 Bcf/d - Delivered Capacity: ~ 400 MMcf/d - Diverted Cargoes to premium markets: • 62 (~ 500 MMcf/d) - 2006 projected shipping and regasification EBITDA • 9% on 630 Bcf of sales

24 Implication for Gulf Coast Excess Capacity 1 Bcf/d ⑀⍽ Merchant activities are necessary to deal with seasonality ⑀⍽ Gulf Coast is “backstop” for merchant activities ⑀⍽ Can accommodate large quantities of baseload capacity ⑀⍽ Allows merchant to redirect cargoes to premium markets during peak seasons Example: 1 Bcf/d of baseload supply purchased at 86% of $6.00 Henry Hub with a gross margin of 10% equates to $220 million per year Redirection of cargoes during six months of seasonal demand in Europe, resulting in $1.00/Mcf of additional revenue, would be an incremental $180 million ⑀⍽ Cheniere is currently focused on securing “Indexed Purchase Agreements” - 0.5 Bcf/d for 2008 - 1.0 Bcf/d for 2009 ⑀⍽ When 1.0 Bcf/d is achieved, we will contemplate construction of the next terminal

25 Cheniere Receiving Terminal Portfolio Commercialization Alternatives ⑀⍽ Terminal Use Agreement (TUA) $125 MM - $0.32/MMBtu ⑀⍽ Indexed Purchase Agreement (IPA) $ 220 MM - 10% margin; $6.00 Henry Hub ⑀⍽ Potential for Merchant Seasonal Cargo Diversion $180 MM - $1.00 price improvement; 6 months per year ⑀⍽ Cheniere Network Capacity 10 Bcf/d 4 Bcf/d ⑀⍽ Portfolio Mix - TUAs for stable cash flows ? 2 Bcf/d - IPAs, Diversions for optimal return ? 1 Bcf/d - LNG Gateway: open capacity for spot ? 1 Bcf/d cargoes & operational flexibility Annual Revenue / Bcf/d Sabine Pass Portfolio